UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ---------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                                 August 22, 2002



                          HANGER ORTHOPEDIC GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


      Delaware                          1-10670                  84-0904275
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
   of Incorporation)                  File Number)           Identification No.)


         Two Bethesda Metro Center, Suite 1200, Bethesda, Maryland 20814
              (Address of Principal Executive Offices and Zip Code)

                                 (301) 986-0701
              (Registrant's telephone number, including area code)

ITEM 5.  Events.

       Hanger Orthopedic Group, Inc. hereby files this Current Report on Form 8-K in order to provide the disclosures required by paragraph 61 of Statement of Financial Accounting Standards No. 142--"Goodwill And Other Intangible Assets" ("SFAS No. 142").


ITEM 7.  Statements, Pro Forma Financial Information and Exhibits.


(c) Exhibits.

       Exhibit No.         Description
         99.1              Selected financial information and effect of
                           SFAS No. 142








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
                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 22, 2002



                               HANGER ORTHOPEDIC GROUP, INC.


                               By:  /s/ George E. McHenry
                                    --------------------------------------------

                               Name:    George E. McHenry
                               Title:   Executive Vice President and Chief
                                        Financial Officer













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

                                  EXHIBIT INDEX


Exhibit   No.        Description

99.1                 Selected financial information and effect of SFAS No. 142